Exhibit 99.1

Mangoceuticals Expands into $33 Billion Addressable Diabetes Market Through its Exclusive Rights to Market and Sell Patented and Clinically Proven Diabetinol® in the USA and Canada

Diabetinol® is a clinically supported and patented plant-based nutraceutical product targeting the pre-diabetic and weight loss marketplace

DALLAS, TX – March 25, 2025 – Mangoceuticals, Inc. (NASDAQ: MGRX) (“Mangoceuticals” or the “Company”), a company focused on developing, marketing, and selling a variety of health and wellness products via a secure telemedicine platform under the brands MangoRx and PeachesRx, today announced that it has entered into a Master Distribution Agreement (the “Agreement”) to secure the exclusive licensing and distribution rights for Diabetinol® within the United States and Canada.

Diabetinol® is a plant-based nutraceutical clinically supported and patented extract of citrus peel rich in polymethoxylated flavones (PMFs), including nobiletin and tangeretin. Based on clinical studies performed, these compounds have demonstrated significant metabolic effects, particularly in how the body processes and utilizes sugar and fat. Mechanistically, Diabetinol® works by improving insulin sensitivity, enhancing GLUT4-mediated glucose uptake in tissues, suppressing hepatic glucose production, and activating key enzymes involved in lipid metabolism. It also reduces systemic inflammation and oxidative stress—two of the primary biological drivers of insulin resistance and metabolic dysfunction.

Under the agreement, Mangoceuticals will hold the exclusive rights to market and sell Diabetinol® across the United States and Canada, expanding its product portfolio into the $33.66 billion addressable diabetes and metabolic health market.

“Millions of people are left on the sidelines watching others lose weight using drugs they can’t afford,” said Jacob Cohen, Founder and CEO of Mangoceuticals, Inc., who continued, “Diabetinol® is not a direct substitute for those prescription therapies, but the internal studies have concluded that it does offer complementary metabolic benefits in a safe, natural, and more affordable way. By harnessing clinically proven plant-derived ingredients, we’re providing a new option for individuals who cannot access or tolerate GLP-1 medications. Our goal is to help more people take control of their blood sugar and weight – safely, conveniently, and cost-effectively.”

Mangoceuticals’ expansion into metabolic health is timely given the escalating diabetes crisis and the enormous total addressable market for such solutions. In the U.S. alone, over 30 million Americans suffer from type 2 diabetes, and approximately 97.6 million American adults—more than one in three—have prediabetes. Globally, an estimated 537 million adults are currently living with diabetes, and that number is expected to rise to 783 million by 2045. If current trends continue, projections suggest it could exceed 1.3 billion by 2050.

The healthcare burden associated with this is immense. U.S. diabetes-related healthcare costs are already over $400 billion per year. Meanwhile, global spending on weight loss and blood sugar–lowering medications reached $24 billion in 2023 and is projected to surpass $131 billion by 2028. Currently, many people are prescribed metformin yet discontinue second-line therapies due to cost or tolerability. With an estimated 50% of Americans actively trying to lose weight at any given time, the demand for safer, more affordable metabolic health solutions is surging.

We believe that Diabetinol® is well-positioned to fill that gap. As a naturally derived, clinically supported nutraceutical, it offers a compelling option for consumers who either can’t tolerate or access GLP-1 drugs, or who are seeking to support their health with a non-pharmaceutical approach.

Mangoceuticals intends to distribute Diabetinol® in multiple consumer-friendly formats including capsules, a ready-to-drink beverage, quick-release pouches, cookies, and gummies. Each product will be carefully dosed to deliver consistent clinical levels of Diabetinol’s active ingredients. Distribution is expected to include direct-to-consumer online initiatives via our own website and through online retailers, brick and mortar retail outlets, and affiliate marketing channels.

Najla Guthrie, Founder of KGK Synergize and a recognized leader in nutraceutical clinical research, expressed strong support for Diabetinol’s role in addressing metabolic dysfunction, “I believe that Diabetinol® has the potential to revolutionize how we think about supporting metabolic health. Its unique blend of natural citrus-derived compounds has been shown to deliver meaningful improvements in glycemic control, lipid profiles, and blood pressure—offering a safe and clinically validated adjunct to conventional care for those with prediabetes or diabetes,” said Guthrie. She further noted that Diabetinol’s formulation, centered around compounds like nobiletin and tangeretin, has been shown in rigorous clinical trials to improve glucose tolerance and lipid levels without adverse impacts on liver, kidney, or other organ functions and believes that these findings support Diabetinol as a safe, science-backed option to help manage blood sugar and reduce risk factors associated with cardiovascular disease.

Mr. Cohen further added, “Obtaining the exclusive rights to Diabetinol is a major milestone for Mangoceuticals. We are proud to introduce an innovative, science-backed nutraceutical that aligns with our mission of improving lives through safe and accessible wellness solutions. Diabetinol’s arrival could not be more timely, as the world faces a metabolic health epidemic and we have seen that patients are seeking alternatives that are both effective and affordable. We believe Diabetinol® can become an invaluable option for individuals looking to take charge of their metabolic health, and we’re excited to lead that charge.”

In recent years, there has been growing public awareness around the need for cleaner, more natural approaches to health and wellness. Leaders in the national health conversation, including newly appointed United States Secretary of Health and Human Services, Robert F. Kennedy Jr., have emphasized the importance of reducing reliance on synthetic pharmaceuticals in favor of preventive, plant-based solutions, where appropriate. We believe that Diabetinol® reflects this shift—offering a science-backed, naturally derived option for those seeking to support their metabolic health with fewer chemicals and greater transparency.

About Diabetinol® Clinical Studies

In a 3-month pilot study involving participants with impaired glucose metabolism, Diabetinol® was shown to reduce peak postprandial blood glucose by approximately 50 mg/dL following a glucose challenge test. This reduction is considered clinically meaningful, as it eases the burden on pancreatic beta cells and lowers the risk of long-term damage caused by repeated glucose spikes. Diabetinol® helped participants stabilize blood sugar responses after meals, which is essential for preserving insulin function and preventing complications associated with hyperglycemia.

In a 6-month randomized, double-blind, placebo-controlled study of patients with type 2 diabetes or prediabetes who were already on conventional medications, Diabetinol® was shown to significantly improve a range of health markers. Among those taking Diabetinol®, 14.3% reached Hemoglobin A1c (HbA1c) targets (compared to 0% of the placebo group), 33.3% reached LDL cholesterol goals (vs. 15.4% placebo), 20% reached total cholesterol goals (vs. 12.5% placebo), and 83.3% reached systolic blood pressure goals (vs. 60% placebo). Participants also experienced improved glucose tolerance over time, with a slower rise in fasting glucose levels and improved Oral Glucose Tolerance Test (OGTT) profiles—especially in individuals aged 40 to 60.

More information about Diabetinol® and the above clinical studies can be found online at www.Diabetinol.com.

About Mangoceuticals, Inc.

Mangoceuticals, Inc. is focused on developing a variety of men’s and women’s health and wellness products and services via a secure telemedicine platform. To date, the Company has identified telemedicine services and products as a growing sector and especially related to the area of erectile dysfunction (ED), hair growth, hormone replacement therapies, and weight management for men under the brands “MangoRx” and weight management products for women under the brand “PeachesRx”. Interested consumers can use MangoRx’s or PeachesRx’s telemedicine platform for a smooth experience. Prescription requests will be reviewed by a physician and, if approved, fulfilled and discreetly shipped through MangoRx’s and/or PeachesRx’s partner compounding pharmacy and right to the patient’s doorstep. To learn more about MangoRx’s mission and other products, please visit www.MangoRx.com. To learn more about PeachesRx, please visit www.PeachesRx.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, relating to, among other things: statements about the ability of our trials to demonstrate safety and efficacy of our product candidates, and other positive results; the risk that initial drug results are not predictive of future results or will not be able to be replicated in clinical trials or that such drugs selected for clinical development will not be successful; challenges and uncertainties inherent in product research and development, including the uncertainty of clinical success and of obtaining regulatory approvals; the Company’s reliance on third parties to conduct its clinical trials; unexpected adverse side effects or inadequate therapeutic efficacy of drug candidates that could limit approval and/or commercialization, or that could result in recalls or product liability claims; uncertainty of commercial success; the inherent risks in early stage drug development including demonstrating efficacy; development time/cost and the regulatory approval process; uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; including the risk that final results could differ from interim data released; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from our clinical studies; the progress of our clinical trials; manufacturing difficulties and delays; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes in behavior and spending patterns of purchasers of health care and other of our products and services; changes to applicable laws and regulations, including global health care reforms; and trends toward health care cost containment; the investigation into, outcome of the investigation regarding, and potential lawsuits, claims and actions regarding, a potential stock manipulation scheme relating to the Company’s common stock following the Company’s prior reverse stock split; the outcome of certain outstanding legal matters, claims and allegations, the requirement that the Company spend cash and management’s resources on such matters, even if the Company ultimately prevails in such matters, risks associated with certain counterparties to lawsuits having significantly greater resources than us, settlements we may choose to enter into in the future and the terms thereof, and potential regulatory reviews, inquiries or lawsuits, which are brought about by claims made in private lawsuits; the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof; the ability of the Company to raise funding, the terms of such funding, and dilution caused thereby; our ability to meet the continued listing requirements of Nasdaq; our ability to commercialize our patent portfolio; our ability to obtain Comisión Federal para la Protección contra Riesgos Sanitarios for our ED product in Mexico, the costs thereof and timing associated therewith; our ability to obtain additional funding and generate revenues to support our operations; risks associated with our products which have not been, and will not be, approved by the U.S. Food and Drug Administration (“FDA”) and have not had the benefit of the FDA’s clinical trial protocol which seeks to prevent the possibility of serious patient injury and death; risks that the FDA may determine that the compounding of our products does not fall within the exemption from the Federal Food, Drug, and Cosmetic Act (“FFDCA Act”) provided by Section 503A; risks associated with related party relationships and agreements; the effect of data security breaches, malicious code and/or hackers; competition and our ability to create a well-known brand name; changes in consumer tastes and preferences; material changes and/or terminations of our relationships with key parties; significant product returns from customers, product liability, recalls and litigation associated with tainted products or products found to cause health issues; claims, lawsuits and litigation relating to our intellectual property, including allegations that our intellectual property infringes on the intellectual property of others, costs related to any such claims or lawsuits and resources required to expend in connection therewith; our ability to innovate, expand our offerings and compete against competitors which may have greater resources; our significant reliance on related party transactions and risks associated with related party relationships and agreements; the projected size of the potential market for our technologies and products; risks related to the significant number of shares in the public float, our share volume, the effect of sales of a significant number of shares in the marketplace; dilution caused by offerings; conversion of outstanding shares of preferred stock and the rights and preferences thereof, the fact that we have a significant number of outstanding warrants to purchase shares of common stock and other convertible securities, the resale of which underlying shares have been registered under the Securities Act of 1933, as amended, dilution caused by exercises/conversions thereof, overhang related thereto, and decreases in the trading price of our common stock caused by sales thereof; our ability to build and maintain our brands; cybersecurity, information systems and fraud risks and problems with our websites; changes in, and our compliance with, rules and regulations affecting our operations, sales, marketing and/or our products; shipping, production or manufacturing delays; regulations we are required to comply with in connection with our operations, manufacturing, labeling and shipping; our dependency on third-parties to prescribe and compound our products; our ability to establish or maintain relations and/or relationships with third-parties; potential safety risks associated with our products, including the use of ingredients, combination of such ingredients and the dosages thereof; the effects of changing rates of inflation and interest rates, and economic downturns, including potential recessions, as well as macroeconomic, geopolitical, health and industry trends, pandemics, acts of war (including the ongoing Ukraine/Russian conflict and war in Israel) and other large-scale crises; our ability to protect intellectual property rights; our ability to attract and retain key personnel to manage our business effectively; overhang which may reduce the value of our common stock; volatility in the trading price of our common stock; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.

More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. These filings are available at www.sec.gov and at our website at https://www.mangoceuticals.com/sec-filings . All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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